EXECUTION VERSION

December 6, 2007

Navistar Financial Corporation
Attention: General Counsel Schaumburg,
425 N. Martingale Road
Suite 1800,
Illinois 60173

LaSalle Bank National Association
Attention: Global Securities and Trust Services
Suite 1625
Chicago, Illinois 60603

Navistar 2006-ARC

Re:            Defaults and Events of Default Ladies/Gentlemen:
Please refer to (a) the Indenture dated as of September 1, 2006 (as amended, the "Indenture") between Navistar Financial 2006-ARC Owner Trust, a Delaware statutory trust, and LaSalle Bank National Association, a national banking association, as indenture trustee (in such capacity, the "Indenture Trustee"), (b) the Note Purchase Agreement dated as of September 1, 2006 (the "Note Purchase Agreement"), among Navistar Financial Retail Receivables Corporation (the "Seller"), Navistar Financial Corporation ("NFC"), Amsterdam Funding Corporation, as a Conduit Investor, and ABN AMRO Bank, N.V., as Funding Agent and an Alternate Investor , (c) the Servicing Agreement dated as of September 1, 2006 (the "ServicingAgreement"), among Navistar Leasing Company, Harco Leasing Company, Inc., Navistar Financial Retail Receivables Corporation, The Bank of New York Trust Company, N.A., as Collateral Agent, JP Morgan Trust Company, National Association (as successor-in-interest to Bank One, National Association), as Portfolio Trustee, Navistar Financial 2006-ARC Owner Trust, as Issuer, NFC, as Servicer, and LaSalle Bank, National Association, as Indenture Trustee, and (d) the ISDA Master Agreement dated as of September 1, 2006 between LaSalle Bank National Association (in such capacity, the "Swap Counterpartv") and Navistar Financial Corporation. Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto (including by incorporation by reference) in the Indenture, or if not defined therein, in the Note Purchase Agreement.

By its signature below, effective as of the date hereof, (i) each of the Funding Agent, the Alternate Investor and the Conduit Investor waives a breach of the covenant set forth in Section 5.02(c) of the Note Purchase Agreement arising as a result of the failure of NFC to deliver its financial statements for fiscal year 2005 and for the fiscal quarters ending January 31, April 30 and July 31 of 2006 by January 31, 2007, the financial statements for fiscal year 2006 and 2007 within 120 days after the end thereof and for fiscal quarters ended January 31, April 30 and July 31, 2007 and January 31, April 30 and July 31, 2008 within 45 days after the end thereof (such financial statements, collectively, the "Financial Statements"), (ii) each of the Funding Agent, the Alternate Investor and the Conduit Investor waives and instructs the Indenture Trustee to waive, and the Indenture Trustee and the Swap Counterparty hereby waive, any failure of the Servicer under Section 3.02 of the Servicing Agreement to deliver the Accountant's Report (as defined in the Servicing Agreement) required to be delivered on or before February 1, 2007 and

February 1, 2008 with respect to the fiscal years 2006 and 2007, respectively, (iii) each of the Funding Agent, the Alternate Investor and the Conduit Investor waives and instructs the Indenture Trustee to waive, and the Indenture Trustee hereby waives, any failure of the Seller under Section 5.1(p) of the Indenture to deliver the Independent Accountant's Report of KPMG LLP addressed to the board of directors of the Seller with respect to minimum servicing standards for the year ended October 31, 2005 (the "Independent Accountant's Report"), required to be delivered on or before September 30, 2006, and (iv) each of such parties hereto waives the occurrence of a default, Default, Event of Default or Servicer Default arising solely from the breach of the covenants described in the foregoing clauses (i),(ii) and (iii), whether such event is matured or unmatured, under the Indenture, the Servicing Agreement or the Note Purchase Agreement; provided that, notwithstanding anything to the contrary in any prior waiver, each of the Seller, the Servicer, the Issuer, the Swap Counterparty and the Indenture Trustee acknowledge that an immediate Event of Default under the Indenture and the Interest Rate Swap and Servicer Default will occur if, and to the extent such failures constitute an Event of Default under the Indenture or the Interest Rate Swap or a Servicer Default, as applicable, without the need for the giving of any notices by any party or the passage of any grace period, the Funding Agent and Swap Counterparty shall not have received: (x) the Financial Statements and the Accountant's Report (as defined in the Servicing Agreement) by the earlier of (i) November 30, 2008 and (ii) five (5) Business Days after the filing of such Financial Statements with the SEC, unless the Funding Agent, the Conduit Investors, the Majority Investors and the Swap Counterparty, shall have provided a further waiver of the covenant violation described in this sentence on or before such date; and (y) the Independent Accountant's Report described in Section 5.1(p) of the Indenture by January 31, 2008.

LaSalle Bank National Association, as Swap Counterparty, hereby agrees that it will not request any financial statements or other information pursuant to Part 3(b) of the Schedule to the ISDA Master Agreement dated as of September 1, 2006, between it and NFC until the earlier of (i) November 30, 2008 and (ii) five (5) Business Days after the filing of such financial statements with the SEC.

The foregoing waiver shall become effective as of the date hereof when the Funding Agent has received: (1) counterparts of this letter executed by the Seller, the Servicer, the Conduit Investors, the Alternate Investor, the Indenture Trustee, the Issuer and the Swap Counterparty and (2) each of Standard & Poor's and Moody's confirms in writing to the Conduit Investor that such waiver shall not result in a reduction or withdrawal of its rating of the Commercial Paper issued by the Conduit Investor; it being understood that such rating confirmation does not constitute an assessment by Standard & Poor's or Moody's of the financial strength of NFC.

Except as specifically waived above, all of the terms, conditions and covenants of the Note Purchase Agreement, the Indenture and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. Further, the Funding Agent, as agent for the Conduit Investor, acknowledges, represents and warrants that it holds all of the Outstanding Amount of the Controlling Class.

Notwithstanding anything contained herein to the contrary, this waiver has been signed by LaSalle Bank National Association, in its capacity as Indenture Trustee, not in its individual capacity but solely as Indenture Trustee and in no event shall LaSalle Bank National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

No failure or delay by any party in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial waiver thereof preclude any other or further exercise thereof or the exercise of any other right hereunder.

Notwithstanding anything contained herein to the contrary, this waiver has been executed by Deutsche Bank Trust Company Delaware (as successor to Chase Bank USA, National Association), not in its individual capacity but solely in its capacity as Owner Trustee and in no event shall Deutsche Bank Trust Company Delaware (as successor to Chase Bank USA, National Association), in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder, or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

[Signatures Follow]

This letter may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same letter. This letter shall be governed by the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such laws.

Very truly yours,

ABN AMRO BANK, N.V., as Funding Agent
and Alternate Investor

                 By:   /s/ KRISTINA NEVILLE
                 Title:      Vice President

                  By:  /s/  DAVID J. DONOFRIO
                  Title:      Director

AMSTERDAM FUNDING CORPORATION, as Conduit Investor

By:       /s/ JILLA. GORDON
Title:          Vice President

    LASALLE BANK NATIONAL ASSOCIATION, as Indenture Trustee

                                                                                              By:       /s/ BRIAN D.AMES
     Title:         First Vice President

       LASALLE BANK NATIONAL ASSOCIATION, as Swap Counterparty

      By:       /s/ WINNIE LEE
     Title:          Senior Vice President
Acknowledged and Agreed:

NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION,
as Seller and Certificateholder

By:  /s/ JOHN V. MULVANEY, SR.
Name:  John V. Mulvaney, Sr.
Title:    V.P., CFO & Treasurer

NAVISTAR FINANCIAL CORPORATION,
as Servicer

By:  /s/ JOHN V. MULVANEY, SR.
Name:  John V. Mulvaney, Sr.
Title     V.P., CFO & Treasurer

NAVISTAR FINANCIAL 2006-ARC OWNER TRUST

By:   Deutsche Bank Trust Company Delaware (as Sucessor
to Chase Bank USA, National Association, not in its individual
Capacity, but soley as Owner Trustee on behalf of the Trust

By:  /s/ MICHELE HY VOON
Name:  Michele Hy Voon
Title :   Attorney-in-Fact